                 SMITH BARNEY ALLOCATION SERIES INC. ("SBAS")
                               SELECT PORTFOLIOS
                         Select High Growth Portfolio
                            Select Growth Portfolio
                           Select Balanced Portfolio
                              (the "Portfolios")

                         Supplement dated May 6, 2003
                      to Prospectus dated April 30, 2003

   The following revises and supersedes, as applicable, the information contained in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

Changes in Underlying Smith Barney Funds

   Certain changes in the underlying Smith Barney funds in which the SBAS portfolios invest have been prompted by mutual fund mergers and name changes. The modifications to each portfolio of SBAS are set forth below. These changes are effective immediately.

Portfolio Name                 Underlying Fund Eliminations
--------------                 ----------------------------
Select High Growth Portfolio   Smith Barney Peachtree Growth Fund
Select Growth Portfolio        Smith Barney Peachtree Growth Fund
Select Balanced Portfolio      Smith Barney Peachtree Growth Fund

Portfolio Name              Underlying Fund Former Name               Underlying Fund New Name
--------------              ---------------------------               ------------------------
Select Balanced Portfolio   Smith Barney Premium Total Return Fund   SB Capital and Income Fund


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